Commitments & Contingencies	3 Months Ended
Jan. 12, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments & Contingencies
NOTE 6. COMMITMENTS & CONTINGENCIES
Registration and Shareholder Rights
The holders of the Founder Shares, Private Placement Warrants, and warrants that may be issued upon conversion of Working Capital Loans (and any Class A ordinary shares issuable upon the exercise of the Private Placement Warrants and warrants that may be issued upon conversion of Working Capital Loans) were entitled to registration rights pursuant to a registration and shareholder rights agreement. The holders of these securities were entitled to make up to three demands, excluding short form demands, that the Company registers such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of the initial Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
Underwriting Agreement
The Company granted the underwriters a
45-day
option from the date of this prospectus to purchase up to 7,875,000 additional Units at the Initial Public Offering price less the underwriting discounts and commissions. On January 12, 2021, the underwriter fully exercised its over-allotment option.
The underwriters were entitled to an underwriting discount of $0.20 per unit, or approximately $12.1 million in the aggregate, paid upon the closing of the Initial Public Offering. In addition, $0.35 per unit, or approximately $21.1 million in the aggregate will be payable to the underwriters for deferred underwriting commissions. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.
Forward Purchase Agreement
The Company entered into a forward purchase agreement (a “Forward Purchase Agreement”) with certain investors (the “Forward Purchase Investor”), which provides for the purchase of $250,000,000 of forward purchase units (the “Forward Purchase Units”), with each unit consisting of one Class A ordinary share (a “Forward Purchase Share”) and one-fifth
of one warrant to purchase one Class A ordinary share at $11.50 per share (a “Forward Purchase Warrant”), for a purchase price of $10.00 per unit, in a private placement to occur concurrently with the closing of the initial Business Combination. The Forward Purchase Agreement also provides that the Forward Purchase Investor may elect to purchase up to an additional $50,000,000 of Forward Purchase Units, which will also have a purchase price of $10.00 per Unit and consist of one Class A ordinary share and one-fifth
of one warrant. Any elections to purchase up to 5,000,000 additional Forward Purchase Units will take place in one or more private placements in such amounts and at such time as the Forward Purchase Investor determines, but no later than simultaneously with the closing of the initial Business Combination. The Company and the Forward Purchase Investor may determine, by mutual agreement, to increase the number of additional Forward Purchase Units at any time prior to the initial Business Combination. The obligations under the Forward Purchase Agreement do not depend on whether any Class A ordinary shares are redeemed by the Public Shareholders. The forward purchase securities will be issued only in connection with the closing of the initial Business Combination. The proceeds from the sale of forward purchase securities may be used as part of the consideration to the sellers in the initial Business Combination, expenses in connection with the initial Business Combination or for working capital in the post-transaction company.